EXHIBIT 10.5
FOURTH AMENDMENT
TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of December 1, 2014, by and among the Lenders party hereto, WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as the agent for the Lenders (in such capacity, "Agent"), CENTURY ALUMINUM COMPANY, a Delaware corporation ("Century"), BERKELEY ALUMINUM, INC., a Delaware corporation ("Berkeley Aluminum"), CENTURY ALUMINUM OF WEST VIRGINIA, INC., a Delaware corporation ("Century West Virginia"), CENTURY ALUMINUM OF KENTUCKY GENERAL PARTNERSHIP, a Kentucky general partnership ("Century of Kentucky GP"), NSA GENERAL PARTNERSHIP, a Kentucky general partnership ("NSA"), and CENTURY ALUMINUM SEBREE LLC, a Delaware limited liability company ("Century Sebree"; and together with Century, Berkeley Aluminum, Century West Virginia, Century of Kentucky GP and NSA, each a "Borrower" and collectively the "Borrowers").
WHEREAS, Borrowers, Agent, and Lenders are parties to that certain Amended and Restated Loan and Security Agreement dated as of May 24, 2013 (as amended, modified or supplemented from time to time, the "Loan Agreement");
WHEREAS, Borrowers, Agent and Lenders have agreed to amend the Loan Agreement in certain respects, subject to the terms and conditions contained herein.
NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.
2.Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 4 below and in reliance upon the representations and warranties of Borrowers set forth in Section 5 below, the Loan Agreement is hereby amended as follows:
(a)The defined term "Unused Letter of Credit Subfacility" set forth in Appendix A of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
Unused Letter of Credit Subfacility – at any time, an amount equal to$100,000,000 minus the LC Exposure at such time; provided, that solely during the period commencing on December 1, 2014 and ending on March 1, 2015, Unused Letter of Credit Subfacility shall mean an amount equal to $130,000,000 minus the LC Exposure at such time.
3.Ratification; Other Agreements. This Amendment, subject to satisfaction of the conditions provided below, shall constitute an amendment to the Loan Agreement and all of the Loan Documents as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.

4.Conditions to Effectiveness. This Amendment shall become effective as of the date hereof and upon the satisfaction of the following conditions precedent:
(a)Agent shall have received a copy of this Amendment executed by each Borrower, Agent, Issuing Lender and Majority Lenders, together with the consent and reaffirmation attached hereto executed by each Guarantor; and
(b)no Default or Event of Default shall exist on the date hereof or as of the date of the effectiveness of this Amendment.
5.Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Borrower hereby represents and warrants to Agent and Lenders, after giving effect to this Amendment:
(a)the representations and warranties set forth in each of the Loan Documents are true and correct in all material respects on and as of the Closing Date and on and as of the date hereof with the same effect as though made on and as of the date hereof (except to the extent such representations and warranties by their terms expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct, in all material respects, as of such earlier date);
(b)no Default or Event of Default exists; and
(c)the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate or other relevant action on the part of such Borrower.

6.	Miscellaneous.
(a)Expenses. Borrowers agree to pay on demand all reasonable and documented out-of-pocket costs and expenses of Agent (including legal fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 6(a) shall survive any termination of this Amendment and the Loan Agreement as amended hereby.
(b)Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of New York.
(c)Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS: CENTURY ALUMINUM COMPANY
By:	/s/ Rick Dillon
	Name:	Rick Dillon
	Title:	EVP & CFO

CENTURY ALUMINUM OF SOUTH CAROLINA, INC. (f/k/a Berkely Aluminum, Inc.)
By:	/s/ Rick Dillon
	Name:	Rick Dillon
	Title:	Vice President

CENTURY ALUMINUM OF WEST VIRGINIA, INC.
By:	/s/ Rick Dillon
	Name:	Rick Dillon
	Title:	Vice President

CENTURY ALUMINUM OF KENTUCKY GENERAL PARTNERSHIP By: METALSCO LLC, its Managing Partner
By:	/s/ Rick Dillon
	Name:	Rick Dillon
	Title:	Vice President

Signature Page to First Amendment to Amended and Restated Loan and Security Agreement

NSA GENERAL PARTNERSHIP By: CENTURY KENTUCKY, INC., its Managing Partner
By:	/s/ Rick Dillon
	Name:	Rick Dillon
	Title:	Vice President

CENTURY ALUMINUM SEBREE LLC
By:	/s/ Rick Dillon
	Name:	Rick Dillon
	Title:	Vice President

Signature Page to First Amendment to Amended and Restated Loan and Security Agreement

AGENT AND LENDERS: WELLS FARGO CAPITAL FINANCE, LLC, as Agent, as Issuing Lender and as a Lender
By:	/s/ Peter Aziz
	Name:	Peter Aziz
	Title:	Vice President

Signature Page to First Amendment to Amended and Restated Loan and Security Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By:	/s/ Alain Daoust
	Name:	Alain Daoust
	Title:	Director

By:	/s/ Remy Riester
	Name:	Remy Riester
	Title:	Authorized Signatory

Signature Page to Second Amendment to Amended and Restated Loan and Security Agreement

BNP PARIBAS, as a Lender
By:	/s/ Fabienne Moimaux
	Name:	Fabienne Moimaux
	Title:	Metals & Mining EMEA

By:	/s/ Grégoire LeForestier
	Name:	Grégoire LeForestier
	Title:	Director of Metals & Mining

Signature Page to Second Amendment to Amended and Restated Loan and Security Agreement

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender
By:	/s/ Dmitriy Barskiy
	Name:	Dmitriy Barskiy
	Title:	Vice President

Signature Page to Second Amendment to Amended and Restated Loan and Security Agreement

CONSENT AND REAFFIRMATION

Each of the undersigned (collectively, the "Guarantors") hereby (i) acknowledges receipt of a copy of the foregoing Fourth Amendment to Amended and Restated Credit Agreement (the "Amendment"; terms defined therein and used, but not otherwise defined, herein shall have the meanings assigned to them therein); (ii) consents to each Borrower's execution and delivery thereof;
(iii)acknowledges and agrees to the terms of the Amendment as if it were a signatory thereto; and
(iv)except as specifically provided therein, affirms that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the obligations of each Borrower to Agent and Lenders pursuant to the terms of the Guaranty Agreements executed in favor of Agent and Lenders, and reaffirms that each Guaranty Agreement is and shall continue to remain in full force and effect. Although Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to same, each Guarantor understands that Agent and Lenders have no obligation to inform Guarantors of such matters in the future or to seek any Guarantor’s acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty.
[signature page follows]

Signature Page to First Amendment to Amended and Restated Loan and Security Agreement

METALSCO, LLC, a Georgia limited liability company
By:	/s/ Rick Dillon
	Name:	Rick Dillon
	Title:	Vice President

SKYLINER, LLC, a Delaware limited liability company
By:	/s/ Rick Dillon
	Name:	Rick Dillon
	Title:	Vice President

CENTURY KENTUCKY, INC., a Delaware corporation
By:	/s/ Rick Dillon
	Name:	Rick Dillon
	Title:	Vice President

CENTURY MARKETER LLC, a Delaware limited liability company
By:	/s/ Rick Dillon
	Name:	Rick Dillon
	Title:	Vice President

Signature Page to Consent and Reaffirmation